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                                                                    EXHIBIT 99.1


              Disclosure Statement Hearing Date:  November 8, 2000
                                           Time:  11:00 a.m.


DEWEY BALLANTINE LLP
Bankruptcy Attorneys for
ContiFinancial Corporation, et al.
Debtors-in-Possession
1301 Avenue of the Americas
New York, New York 10019
(212) 259-8000
Richard S. Miller (RM-2428)


TOGUT, SEGAL & SEGAL LLP
Bankruptcy Attorneys for
ContiMortgage Corporation, et al.
Debtors-in-Possession
One Penn Plaza - Suite 3335
New York, New York  10119
(212) 594-5000
Albert Togut (AT-9759)
Scott Ratner (SR-0015)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - - -x
                                   :
In re                                  Chapter 11
                                   :
CONTIFINANCIAL CORPORATION, et al.,    Case No. 00 B 12184 (AJG)
                                   :
                 Debtors.
                                   :   (Jointly Administered)

- - - - - - - - - - - - - - - - - -x


                     NOTICE OF HEARING TO CONSIDER APPROVAL
                     OF DISCLOSURE STATEMENT, PROCEDURES AND
                    A DEADLINE FOR FILING OBJECTIONS THERETO
                    ----------------------------------------

TO ALL KNOWN CREDITORS AND OTHER PARTIES IN INTEREST
WHO HAVE FILED AND SERVED A NOTICE OF APPEARANCE:

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           PLEASE TAKE NOTICE that, on September 13, 2000, ContiFinancial Corp.
("CFN"), ContiMortgage Corp ("CMC"), and the above-captioned debtors (collectively, the "Debtors"), debtors and debtors-in-possession, filed with this Court a proposed joint plan of reorganization dated September 13, 2000, as it may be amended (the "Plan") for the Debtors under chapter 11 of the Bankruptcy Code and a disclosure statement with respect to the Plan dated September 13, 2000, as it may be amended or supplemented (the "Disclosure Statement").

           PLEASE TAKE FURTHER NOTICE that the hearing to consider approval of the Disclosure Statement (the "Disclosure Statement Hearing") shall be held before the Honorable Arthur J. Gonzalez, United States Bankruptcy Judge, beginning on November 8, 2000, at 11:00 a.m., or as soon thereafter as counsel can be heard, at the United States Bankruptcy Court, The Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004, and may be adjourned thereafter from time to time without further notice.

           PLEASE TAKE FURTHER NOTICE that the Court entered an Order dated October 6, 2000 (the "Order") directing that:

           1. October 31, 2000 at 5:00 p.m. (New York Time) be fixed as the last date for filing written objections or proposed modifications to the Disclosure Statement. Such written objections or proposed modifications to the Disclosure Statement must be filed with the Court (with a courtesy copy delivered to the Chambers of the Honorable Arthur J. Gonzalez) and served upon (i) the Office of the United States Trustee, 33 Whitehall Street, New York, New York 10004 (Attn:
Greg M. Zipes, Esq.); (ii) Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 (Attn: Richard S. Miller, Esq.), counsel for the Debtors;


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(iii) Togut, Segal & Segal LLP, One Penn Plaza, Suite 3335, New York,
New York 10119 (Attn: Albert Togut, Esq.), counsel for the Debtors; (iv) Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (Attn: Marvin Jacob, Esq.), counsel for the Unofficial Bank Group Committee; and (v) Akin, Gump, Strauss, Hauer & Feld, LLP, 590 Madison Avenue, New York, New York 10022 (Attn: Daniel Golden, Esq.), counsel for the Unofficial Noteholders Committee, so that they are filed and actually received on or before 5:00 p.m. (New York
Time), on October 31, 2000.

           2. In order to be considered, an objection or proposed modification to the Disclosure Statement must be timely filed and served and set forth in writing:

      (a) The specific section or page number of the Disclosure Statement to which the objection or proposed modification refers;

      (b) If a deletion is sought, identify the specific language proposed to be deleted;


      (c) Contain a draft of the precise language that the objector proposes be added or substituted; and

      (d)  State the reasons and statutory or other authority therefor.

           3. Objections which do not comply with the foregoing, or which are not timely filed and served, shall not be considered and shall be overruled.

           4. At the Disclosure Statement Hearing, the Court also will consider granting the relief which will be sought by the Debtors in a Solicitation Procedures Motion (which will be filed prior to the Disclosure Statement Hearing) and entering a proposed order (the "Proposed Order"), among other things, governing certain procedures with respect to confirmation of the


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Plan, approving the form of ballot(s), and approving the Disclosure Statement as containing "adequate information," pursuant to 11 U.S.C. ss. 1125(b) and Bankruptcy Rule 3017(b).

           5. Any party in interest wishing to obtain copies of the Disclosure Statement, the Plan, the Order, the Solicitation Procedures Motion (after it is filed) or the Proposed Order (after it is filed) may make a request to receive such copies at their own expense by writing Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 (Attn: Jorian Rose, Esq.) or Togut, Segal & Segal LLP, One Penn Plaza, Suite 3335, New York, New York 10119 (Attn: Scott
E. Ratner, Esq.).

           6. The Disclosure Statement Hearing may be adjourned from time to time other than by announcement in open Court without further written notice to creditors and parties in interest.


Dated:   New York, New York
         October 6, 2000


                                         BY ORDER OF THE BANKRUPTCY COURT


                                         /s/  Arthur J. Gonzalez
                                         --------------------------------
                                         UNITED STATES BANKRUPTCY JUDGE